EXHIBIT 10.2

Working contract

Employer:
ITonis CZ s.r.o.
Identification number: 27413331
Tax number: CZ27413331
Marakova 12, 160 00 Praha 6

And

Employee:
Antoni Kral
Date of birth: 14/05/1979
Personal identification number: 790514/8922
Address: Za vodojemen 4, Olomouc 779 00

Enter into this working agreement:

Art. 1
1. Position: Technical director
2. Place of work: Klimentska 10, 110 Praha 1
3. Starting date: 01/01/2006

Art. 2
This agreement is valid for an indefinite period

Art. 3
Trial period is agreed for 3 months according to the employee wish.

Art. 4
Compensation is agreed in the compensation agreement. Working conditions such as working hours are up to the employer.

Art. 5

1.	Employee must perform his work during working hours the best he can.
2.	Employee must not disclose any information related to the company and that is supposed to remain secret.
3.	Employee must work according in a secure and healthy way.
4.	Employee confirms that before closing this agreement, he was communicated with his rights and duties including the working conditions and salary that he will receive.
5.	Employer must provide the employee with work relevant to his/her position, pay him the agreed compensations and create an environment suitable for work.
6.	It is agreed that the employee can have other activities aside from this work only with the agreement of the employer.

7.	The compensation agreement with the description of the position is part of this agreement.

Art 6.

1.

The productivity of the employee is connected to certain material depending on his/her function. This material falls into the responsibility of the employee. The employer may require from the employee the signature of the responsibility protocol where the employee takes responsibility of the material he uses.

2.	The hours of work are 5 days per week (40h per week)
3.	Employee must take a physical exam before starting to work that qualifies him/her for the type of work he will perform.
4.	Employer must report the new employee to the social security and health care.

Art 7.

1.	The rights and duty of the employees and employer are driven by the Labor code
2.	This agreement is signed in three copies. One is given to the employee and two are hold by the employer.
3.	Employee and employer must sign this contract being aware of its content.

In Prague, the 1st day of January 2006

/s/ ANTONIN KRAL	/s/ NICOLAS LAVAUD
Employee Signature	Employer Signature

Compensation agreement – appendix

Employee: Antonin Kral

According to the Labor code, the compensation package is agreed from the 1st of January 2006.

The agreed monthly salary is 80,000Kc, including bonuses for the transfer of author rights to the company.

The amount above will be paid every month according to the legal commitments of the company.

This agreement is part of the working contract that is agreed.

In Prague, the 1st of January 2006

/s/ ANTONIN KRAL	/s/ NICOLAS LAVAUD
Employee Signature	Employer Signature

Pracovní smlouva

Zaměstnavatel:
Itonis CZ s.r.o.
Ic: 27413331
DIC: CZ27413331
Mařakova 12, 160 00 Praha 6

a

Zaměstnanec: Antonín Král
Datum narození: 14/05/1979
Rodné číslo: 790514/8922
Bydliště: Za vodojemem 4, Olomouc 779 00

uzavírají
tuto pracovní smlouvu, kterou je sjednán pracovní poměr s tímto obsahem:

Čl.I

1. Druh práce (funkce): Technical director
2. Místo výkonu práce: Klimentska 10, 110 00 Praha 1
3. Den nástupu do práce: 01/01/2006

Čl.II

Pracovní poměr se sjednává na dobu neurčitou.

Čl.III

Zkušební doba se sjednává na dobu 3 dní na vlastní žádost zaměstnance.

Čl.IV

Mzdové podmínky jsou stanoveny v dohodě o smluvním platu v souladu s příslušnými právními předpisy. Pracovní podmínky, zejména rozvrh směn a pracovní doba jsou stanoveny rozhodnutím zaměstnavatele.

Čl.V

Další ujednání

1. Zaměstnanec je povinen svěřenou práci vykonávat v pracovní době svědomitě a odborně podle svých nejlepších schopností a vědomostí, řídit se příkazy a pokyny vedoucích manažerů zaměstnavatele a případně dodržovat ustanovení vnitřních předpisů a jiných směrnic zaměstnavatele, s nimiž byl zaměstnavatelem seznámen.
2. Zaměstnanec se zavazuje dodržovat pracovní kázeň a zachovávat mlčenlivost zejména o obchodních, výrobních a organizačních skutečnostech, které mají být utajeny. Tato povinnost mlčenlivosti trvá i po případném rozvázání pracovního poměru.
3. Zaměstnanec je povinen při výkonu práce dodržovat předpisy o bezpečnosti a ochraně zdraví při práci, předpisy na úseku požární ochrany a ochrany životního prostředí příp. jiné předpisy vztahující se k jím vykonávanému druhu práce (funkci).
4. Zaměstnanec potvrzuje, že před uzavřením pracovní smlouvy byl řádně seznámen s právy a povinnostmi, které pro něj vyplývají z této pracovní smlouvy, zejména s pracovními a mzdovými podmínkami, za nichž má práci vykonávat, dále že byl řádně seznámen s předpisy k zajištění bezpečnosti a ochrany zdraví při práci, na úseku požární ochrany a životního prostředí a jinými předpisy, které musí při své práci dodržovat.
5. Zaměstnavatel se zavazuje přidělovat zaměstnanci práci v rámci sjednaného druhu práce (funkce), platit mu za vykonanou práci mzdu a vytvářet podmínky pro plnění pracovních úkolů.
6. Je ujednáno, že zaměstnanec může vedle svého zaměstnání podle této pracovní smlouvy vykonávat výdělečnou činnost, která je shodná s předmětem činnosti zaměstnavatele, jen s jeho předchozím

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písemným souhlasem.

7. Nedílnou součástí této pracovní smlouvy je dohoda o smluvním platu a popis práce, které blíže vymezují obsah mzdových a pracovních podmínek.

Čl.VI
Zvláštní ujednání

1. Výkon druhu práce (funkce) je spojen s hmotnou odpovědností za schodek na svěřených hodnotách a s odpovědností za ztrátu svěřených předmětů, a proto se zaměstnanec zavazuje uzavřít na pokyn zaměstnavatele dohodu o hmotné odpovědnosti a podepsat písemné potvrzení o převzetí svěřených předmětů podle náležitostí stanovených zákoníkem práce.
2. Délka a rozvrh pracovní doby: 5 dní v týdnu - 40 hod.
3. Zaměstnanec je povinen podrobit se vstupní lékařské prohlídce před vznikem pracovního poměru, jakož i dalším preventivním prohlídkám a výstupní prohlídce u profesí určených zaměstnavatelem.
4. Zaměstnavatel je povinen přihlásit zaměstnance k zdravotnímu a sociálnímu zabezpečení podle příslušných právních předpisů.

Čl.VII
Závěrečná ujednání

1. Práva a povinnosti, vyplývající z pracovního poměru vzniklého na základě této pracovní smlouvy, se řídí zejména zákoníkem práce a předpisy prováděcími, příp. vnitřními předpisy zaměstnavatele.
2. Tato pracovní smlouva je sepsána ve třech vyhotoveních, z nichž jedno obdrží zaměstnanec a dvě zaměstnavatel.
3. Zaměstnanec a zaměstnavatel podepisují tuto pracovní smlouvu na důkaz souhlasu jejím obsahem.

V Praze dne 01/01/2006

ANTONIN KRAL	NICOLAS LAVAUD
podpis zaměstnance	podpis zaměstnavatele

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DOHODA O SMLUVNÍ MZDĚ (PLATU)

Zaměstnanec: Antonín Král
Datum narození: 14/05/1979
Rodné číslo: 790514/8922
Bydliště: Za vodojemem 4, Olomouc 779 00
Druh prace (funkce): Technical Director

V souladu se zákonem č.1/1992 Sb. o mzdě, odměně za pracovní pohotovost a o průměrném výdělku a nařízením vlády ČR č. 333/1993 Sb.o stanovení minimálních mzdových tarifů a dále podle pracovní smlouvy ze dne: 01/01/2006 je ujednána touto dohodou smluvní mzda (garantovaná část mzdy) 80 000Kč za měsíc, včetně odměny za převod autorského prava na společnost Itonis CZ s.r.o.

Uvedený měsíční tarifní plat Vám bude vyplácen ve stanovených lhůtách po provedení zákonných srážek a odvodů daní dle platných právních předpisů.

Tato dohoda smluvní mzdě je nedílnou součástí shora uvedené pracovní smlouvy.
Tato dohoda platí od: 01/01/2006.

V Praze dne 01/01/2006

ANTONIN KRAL NICOLAS LAVAUD

podpis zaměstnance podpis
zaměstnavatele

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